SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  March 26, 2004
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                           Interleukin Genetics, Inc.
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             (Exact name of registrant as specified in its charter)


   Delaware                     000-23413                      94-3123681
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(State or other                (Commission                   (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)


                      135 Beaver Street, Waltham, MA 02452
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (781) 398-0700
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           Not Applicable
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          (Former name or former address, if changed since last report)



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Item 12. Disclosure of Results of Operations and Financial Condition.

The following exhibits are furnished with this report:

Exhibit Number                      Description
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99.1                                Press Release dated March 26, 2004

     On March 26, 2004, the Registrant issued a press release to report its financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached to this current report on Form 8-K as Exhibit 99.1.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Interleukin Genetics, Inc.
                                           --------------------------
                                           (Registrant)



Date: March 26, 2004                       /s/ Fenel M. Eloi
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                                           Fenel M. Eloi
                                           Chief Operating Officer,
                                           Chief Financial Officer,
                                           Treasurer and Secretary